UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2009

V2K International, Inc.
(Exact name of registrant as specified in its charter)

Colorado	333-141201	20-5614030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7853 East Arapahoe Court, Suite 3100, Centennial, Colorado 80112
 (Address of principal executive offices)                                         (Zip Code)

Registrant’s telephone number, including area code: (303) 202-1120

13949 West Colfax Avenue, Suite 250, Lakewood, Colorado 80401
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

Effective upon the open of business on December 17, 2009, the issued and outstanding shares of common stock of the registrant will be reverse split on a 1-for-125 basis.  Fractional shares will be rounded up to the nearest whole share.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 11, 2009, Jerry A. Kukuchka resigned as the chief financial officer of the registrant.  Gordon E. Beckstead, the chairman of the board, will be serving as interim chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V2K INTERNATIONAL, INC.
December 16, 2009	By: /s/ Samuel Smith Samuel Smith, Executive Vice President